UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2004

RENAL CARE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27640	62-1622383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue
Suite 600
Nashville, TN 37203
(Address of Principal Executive Offices, including Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
INDEX TO EXHIBITS
EX-23.1 CONSENT OF KPMG LLP
EX-99.2 AUDITED FINANCIAL STATEMENTS OF NNA

Item 7. Financial Statements and Exhibits

     On April 2, 2004, Renal Care Group, Inc. completed its acquisition of National Nephrology Associates, Inc. (NNA) in accordance with the terms and conditions of the Agreement and Plan of Merger dated February 2, 2004, by and among Renal Care Group, Titan Merger Subsidiary, Inc., a wholly-owned subsidiary of Renal Care Group, NNA and certain of the equity holders of NNA.

     The acquisition of NNA was reported in Renal Care Group’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2004 (the Initial Report). The historical audited financial statements of NNA were not available at the time of the Initial Report. Such financial statements are provided in this amendment. The unaudited pro forma financial information related to the acquisition of NNA was not included in the Initial Report and is not in this amendment, but will be filed by amendment no later than 60 days following the date on which the Initial Report was required to be filed as provided in Item 7(b)(2) of Form 8-K.

     (a) Financial Statements of Business Acquired.

     The financial statements for NNA required by this Item are filed herewith as Exhibit 99.2

     (b) Pro Forma Financial Information.

     The pro forma unaudited financial information required by this Item is not included in this amendment, but will be filed in a subsequent amendment not later than 60 days after the date the Initial Report was required to be filed as provided in Item 7(b)(2) of Form 8-K.

     (c) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated February 2, 2004 by and among Renal Care Group, Inc., Titan Merger Subsidiary, Inc., National Nephrology Associates, Inc., and certain equity holders of National Nephrology Associates, Inc.*
4.1	Indenture, dated as of October 22, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and Wells Fargo Bank Minnesota, N.A.*
4.2	First Supplemental Indenture, dated as of April 2, 2004, by and among Renal Care Group, Inc., the Guarantors named therein and Wells Fargo Bank, N.A.*
4.3	Registration Rights Agreement, dated October 22, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and the Initial Purchasers named therein*
4.4	Purchase Agreement, dated October 16, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and the Initial Purchasers named therein*
10.1	Credit Agreement, dated February 10, 2004, by and among Renal Care Group, Inc., the Guarantors (as defined therein), the Lenders (as defined therein) and Bank of America, N.A. as Administrative Agent and the other lenders identified therein*
23.1	Consent of KPMG, LLP
99.1	Press Release, dated April 2, 2004*
99.2	Audited Financial Statement of National Nephrology Associates, Inc. for the Years Ended December 31, 2001, 2002 and 2003

*	Previously filed with the Company’s Current Report on Form 8-K dated April 16, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.

	By:	/s/ David M. Dill

David M. Dill Chief Financial Officer

Dated: April 19, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger dated February 2, 2004 by and among Renal Care Group, Inc., Titan Merger Subsidiary, Inc., National Nephrology Associates, Inc., and certain equity holders of National Nephrology Associates, Inc.*
4.1	Indenture, dated as of October 22, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and Wells Fargo Bank Minnesota, N.A.*
4.2	First Supplemental Indenture, dated as of April 2, 2004, by and among Renal Care Group, Inc., the Guarantors named therein and Wells Fargo Bank, N.A.*
4.3	Registration Rights Agreement, dated October 22, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and the Initial Purchasers named therein*
4.4	Purchase Agreement, dated October 16, 2003, by and among National Nephrology Associates, Inc., the Guarantors named therein and the Initial Purchasers named therein*
10.1	Credit Agreement, dated February 10, 2004, by and among Renal Care Group, Inc., the Guarantors (as defined therein), the Lenders (as defined therein) and Bank of America, N.A. as Administrative Agent and the other lenders identified therein*
23.1	Consent of KPMG, LLP
99.1	Press Release, dated April 2, 2004*
99.2	Audited Financial Statement of National Nephrology Associates, Inc. for the Years Ended December 31, 2001, 2002 and 2003

*	Previously filed with the Company’s Current Report on Form 8-K dated April 16, 2004.